Form N-CSR Item 12(c) Exhibit

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (NYSE: ETO) with important information concerning the distribution declared in November 2014. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the November distribution. It is not determinative of the tax character of the Fund’s distributions for the 2014 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: November 2014

Distribution Amount per Common Share: $0.1800

The following table sets forth an estimate of the sources of the Fund’s November distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0427	23.7%	$0.0427	23.7%
Net Realized Short-Term Capital Gains	$0.0009	0.5%	$0.0009	0.5%
Net Realized Long-Term Capital Gains	$0.1364	75.8%	$0.1364	75.8%
Return of Capital or Other Capital Source(s)	$0.0000	0.0%	$0.0000	0.0%
Total per common share	$0.1800	100.0%	$0.1800	100.0%

[1]	The Fund’s fiscal year is November 1, 2014 to October 31, 2015

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on October 31, 2014[1]	14.30%
Annualized current distribution rate expressed as a percentage of NAV as of October 31, 2014[2]	8.26%
Cumulative total return at NAV for the fiscal year through October 31, 2014[3]	11.07%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of October 31, 2014[4]	7.00%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on October 31, 2014.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of October 31, 2014.
[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to October 31, 2014 including distributions paid and assuming reinvestment of those distributions.
[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to October 31, 2014 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of October 31, 2014. Does not include the capital gain of $0.519 paid on 12/31/13.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2014 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

November 28, 2014

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (NYSE: ETO) with important information concerning the distribution declared in December 2014. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the December distribution. It is not determinative of the tax character of the Fund’s distributions for the 2014 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: December 2014

Distribution Amount per Common Share: $0.1800

The following table sets forth an estimate of the sources of the Fund’s December distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0468	26.0%	$0.0896	24.9%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.1332	74.0%	$0.2704	75.1%
Return of Capital or Other Capital Source(s)	$0.0000	0.0%	$0.0000	0.0%
Total per common share	$0.1800	100.0%	$0.3600	100.0%

[1]	The Fund’s fiscal year is November 1, 2014 to October 31, 2015

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on November 30, 2014[1]	13.05%
Annualized current distribution rate expressed as a percentage of NAV as of November 30, 2014[2]	8.23%
Cumulative total return at NAV for the fiscal year through November 30, 2014[3]	1.08%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of November 30, 2014[4]	0.69%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on November 30, 2014.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of November 30, 2014.
[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to November 30, 2014 including distributions paid and assuming reinvestment of those distributions.
[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to November 30, 2014 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of November 30, 2014.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2014 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

December 31, 2014

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (NYSE: ETO) with important information concerning the distribution declared in December 2014. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the January distribution. It is not determinative of the tax character of the Fund’s distributions for the 2015 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: January 2015

Distribution Amount per Common Share: $0.1800

The following table sets forth an estimate of the sources of the Fund’s January distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0425	23.6%	$0.1318	24.4%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.1375	76.4%	$0.4082	75.6%
Return of Capital or Other Capital Source(s)	$0.0000	0.0%	$0.0000	0.0%
Total per common share	$0.1800	100.0%	$0.5400	100.0%

[1]	The Fund’s fiscal year is November 1, 2014 to October 31, 2015

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on November 30, 2014[1]	13.05%
Annualized current distribution rate expressed as a percentage of NAV as of November 30, 2014[2]	8.23%
Cumulative total return at NAV for the fiscal year through November 30, 2014[3]	1.08%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of November 30, 2014[4]	0.69%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on November 30, 2014.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of November 30, 2014.
[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to November 30, 2014 including distributions paid and assuming reinvestment of those distributions.
[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to November 30, 2014 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of November 30, 2014.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2015 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

January 13, 2015

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (NYSE: ETO) with important information concerning the distribution declared in February 2015. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the February distribution. It is not determinative of the tax character of the Fund’s distributions for the 2015 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: February 2015

Distribution Amount per Common Share: $0.1800

The following table sets forth an estimate of the sources of the Fund’s February distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0412	22.9%	$0.1728	24.0%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.1388	77.1%	$0.5472	76.0%
Return of Capital or Other Capital Source(s)	$0.0000	0.0%	$0.0000	0.0%
Total per common share	$0.1800	100.0%	$0.7200	100.0%

[1]	The Fund’s fiscal year is November 1, 2014 to October 31, 2015

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on January 31, 2015[1]	12.61%
Annualized current distribution rate expressed as a percentage of NAV as of January 31, 2015[2]	9.00%
Cumulative total return at NAV for the fiscal year through January 31, 2015[3]	-2.28%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of January 31, 2015[4]	2.25%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on January 31, 2015.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of January 31, 2015.
[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to January 31, 2015 including distributions paid and assuming reinvestment of those distributions.
[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to January 31, 2015 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of January 31, 2015. Does not include the capital gain of $0.971 paid on 1/13/15.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2015 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

February 27, 2015

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (NYSE: ETO) with important information concerning the distribution declared in March 2015. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the March distribution. It is not determinative of the tax character of the Fund’s distributions for the 2015 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: March 2015

Distribution Amount per Common Share: $0.1800

The following table sets forth an estimate of the sources of the Fund’s March distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0592	32.9%	$0.2322	25.8%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.1208	67.1%	$0.6678	74.2%
Return of Capital or Other Capital Source(s)	$0.0000	0.0%	$0.0000	0.0%
Total per common share	$0.1800	100.0%	$0.9000	100.0%

[1]	The Fund’s fiscal year is November 1, 2014 to October 31, 2015

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on February 28, 2015[1]	13.50%
Annualized current distribution rate expressed as a percentage of NAV as of February 28, 2015[2]	8.54%
Cumulative total return at NAV for the fiscal year through February 28, 2015[3]	3.72%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of February 28, 2015[4]	2.85%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on February 28, 2015.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of February 28, 2015.
[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to February 28, 2015 including distributions paid and assuming reinvestment of those distributions.
[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to February 28, 2015 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of February 28, 2015. Does not include the capital gain of $0.971 paid on 1/13/15.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2015 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

March 31, 2015

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (NYSE: ETO) with important information concerning the distribution declared in April 2015. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the April distribution. It is not determinative of the tax character of the Fund’s distributions for the 2015 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: April 2015

Distribution Amount per Common Share: $0.1800

The following table sets forth an estimate of the sources of the Fund’s April distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0974	54.1%	$0.3294	30.5%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0826	45.9%	$0.7506	69.5%
Return of Capital or Other Capital Source(s)	$0.0000	0.0%	$0.0000	0.0%
Total per common share	$0.1800	100.0%	$1.0800	100.0%

[1]	The Fund’s fiscal year is November 1, 2014 to October 31, 2015

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on March 31, 2015[1]	11.67%
Annualized current distribution rate expressed as a percentage of NAV as of March 31, 2015[2]	8.70%
Cumulative total return at NAV for the fiscal year through March 31, 2015[3]	2.49%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of March 31, 2015[4]	3.63%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on March 31, 2015.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of March 31, 2015.
[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to March 31, 2015 including distributions paid and assuming reinvestment of those distributions.
[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to March 31, 2015 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of March 31, 2015. Does not include the capital gain of $0.971 paid on 1/13/15.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2015 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

April 30, 2015